Investor Presentation – 3Q 2023 Update November 29, 2023 Exhibit 99.1

Forward Looking Statements Non-GAAP Disclaimer This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “will,” “expect,” “look forward,” “guidance,” “targeted”, “goals”, and similar expressions are intended to identify forward-looking statements. Statements about the company’s business, including its strategy, its industry, the company’s future profitability, the company’s guidance on its sales, Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, Adjusted SG&A, Gross Profit, Gross Profit percentage, Adjusted Gross Profit, Adjusted Gross Profit percentage, Net Debt, Tax Rate, Capital Expenditures and Cash from Operations, Free Cash Flow, Free Cash Flow after Dividends, growth in the company’s various markets and the company’s expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company’s SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements, including the company’s Current Report on Form 8-K dated November 7, 2023. For a discussion of key risk factors, please see the risk factors disclosed in the company’s SEC filings, which are available on the SEC’s website at www.sec.gov and on the company’s website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at www.mrcglobal.com. Undue reliance should not be placed on the company’s forward-looking statements. Although forward-looking statements reflect the company’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company’s actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law. In this presentation, the company is providing certain non-GAAP financial measures. These are not measures of financial performance calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and should not be considered as alternatives.  The following GAAP measures have the following non-GAAP measures presented and derived from the respective GAAP measures: Net Income (adjusted EBITDA) Net Income margin (adjusted EBITDA margin) Gross profit (Adjusted Gross Profit) Gross profit percentage (Adjusted Gross Profit percentage) Net Income (adjusted Net Income) Diluted Earnings per Share (adjusted diluted EPS) Selling, general and administrative expense (adjusted SG&A) Net cash provided by operations (free cash flow and free cash flow after dividends) Long-term debt, net (Net Debt) Return on Invested Capital (ROIC), Adjusted for LIFO They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP. Management believes that these non-GAAP financial measures provide investors a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide meaningful comparisons between current and prior year period results. They are also used as a metric to determine certain components of performance-based compensation. They are not necessarily indicative of future results of operations that may be obtained by the company.

MRC Global A Compelling Investment Opportunity Solid balance sheet with flexibility for future growth and cash flow through cycle Improving financial performance, returns on invested capital and operating cash flow Sustainability principles embedded in organizational values and product offerings Leading global distributor of industrial products, services and supply solutions Diversified portfolio with long-term growth drivers in all end-market sectors

Dubai, UAE Stavanger, NO Bradford, UK Rotterdam, NL EMEA Perth, WA Singapore APAC Brisbane, QLD Global Footprint – Hub & Spoke Model Promotes Efficiency Deliver Solutions to Customers and Market Access to Suppliers Current as of September 30, 2023 TTM Revenue by Region 83% United States 12% International 5% Canada Global Footprint Regional Distribution Centers Valve & Engineering Centers Service Centers Headquarters Countries Employees 14 26 112 15 ~2,900 Nisku, AB Bakersfield, CA Odessa, TX Houston, TX Munster, IN Pittsburgh, PA Valve Engineering & Modification Center North America La Porte, TX Atlanta, GA 3Q23 Investor Presentation

Market-Leading Expertise in Industrial Products, Services and Supply Solutions Industrial Infrastructure Products Flow-control equipment (valves and pipe) including low-emission valves that control pollution Measurement and instrumentation Gas meters and polyethylene pipe Value-added Services Valve actuation, modification and ValidTorqueTM Complete engineering documentation (CAD drawings) Testing services (e.g., hydrostatic testing, weld x-rays) Steam system surveys and audits On-site product assistance, training and demonstrations Quality Assurance Program – Approved Manufacturers List Qualification & Supplier Audits to minimize quality issues and promote customer loyalty Integrated Supply Solutions – Complete inventory management services including warehouse and logistics solutions, stock replenishment and product rationalization Scalable Capabilities in Projects, Maintenance and Turnarounds across Multiple End-Market Sectors 3Q23 Investor Presentation

Highly Diversified Portfolio with a Stable Customer Base Valve, Automation, Measurement & Instrumentation Carbon Steel Pipe, Fittings & Flanges Gas Products General Products Stainless Steel & Alloy Pipe, Fittings & Flanges Production, Transmission & Infrastructure Gas Utilities Downstream, Industrial & Energy Transition TTM 3Q23 REVENUE BY PRODUCT LINE TTM 3Q23 REVENUE BY END-MARKET SECTOR TTM 3Q23 REVENUE BY GEOGRAPHY United States International Canada Across End-Markets, Geographies and Products 3Q23 Investor Presentation

Growth Drivers Multi-year growth expectations from: Continual safety and integrity projects and meter modernization Emissions reduction programs replacing valves New installations with a strong presence in high growth regions of the U.S. CAGR ~11% (2018 – 2022) Experiencing near term slowdown due to supply chain normalization but future customer budgets expected to grow 5-7% per annum Two methods of future growth: Market penetration with new customers and increased spending with existing customers from additional product offerings and expanded geographies Gas Utilities End-Market Sector $ millions $1,263 Largest Sector, Independent of Commodity Prices 36% of TTM 3Q23 Revenue 3Q23 Investor Presentation

Growth Drivers Global energy transition projects as carbon reduction targets are prioritized and government stimulus is deployed, including: Petrochemical investments led by secular demand for plastics and other chemicals Expanded project management expertise supporting market penetration in energy transition and chemicals for both brownfield and greenfield projects Expansion of liquefied natural gas (LNG) facilities in the U.S. and regasification terminals in Europe Increased turnaround and maintenance activity in chemicals and refining Downstream, Industrial & Energy Transition (DIET) End-Market Sector 11% Industrial & Energy Transition 9% Chemicals 10% Refining 30% of TTM 3Q23 Revenue Energy Transition and Process Industry Investments Refinery conversions to biofuel feedstocks Hydroelectric power generation Hydrogen processing Offshore wind power generation Carbon capture and storage Geothermal power generation 3Q23 Investor Presentation

Growth Drivers Tightening global supply and demand driving increased well completion activity, production and gathering and processing facilities Need for energy security driving: Increasing demand for LNG exports from the U.S. to Europe Increasing European oil and gas production in the North Sea Activity in the U.S. shifting from private operators to IOCs and large independents Market penetration from enhanced product mix tailored to smaller producers Pipeline infrastructure capacity tightening leading to need for transmission expansion projects Production, Transmission & Infrastructure (PTI) End-Market Sector 34% of TTM 3Q23 Revenue Traditional Energy Infrastructure 3Q23 Investor Presentation

($ millions) Improving Performance and Cash Flow Generation Annual Sales Growth Revenue Growth, Structurally More Efficient with High Operating Leverage and Increasing Cash Flow Generation Long-term Adjusted EBITDA Growth Note: See reconciliation of non-GAAP measures to GAAP measures in the appendix. Reconciling the adjusted EBITDA and EBITDA % margin 2023 targets to annual 2023 outlook regarding the company’s net income is not reasonably possible as the impact from inflation or deflation on indices used to calculate LIFO is not possible to reasonably predict. 3Q23 Investor Presentation 26% Growth: low single-digit % Adjusted EBITDA % - Steady improvement with longer-term expansion expected from increased operating leverage Cash Flow from Operations

Improving Capital Returns – Creating Value for Shareholders See reconciliation of non-GAAP measures to GAAP measures in the appendix ROIC is a key metric for capital stewardship and shareholder value creation Improvement in ROIC is enabled by increased profitability and enhanced efficiency of inventory and financial working capital 3Q23 Investor Presentation

Leverage Ratio2 Liquidity ($ millions) Solid Balance Sheet with Flexibility for Future Growth Net debt is total debt less cash. See reconciliation in appendix. Net leverage multiples represent net debt / trailing twelve months adjusted EBITDA. Net Debt1 3Q23 $ 251M Cash & Capital Structure (as of September 30, 2023) Cash & Cash Equivalents $ 52 Debt (including current portion): Term Loan B due Sept 2024 (net of discount & deferred financing costs) $ 293 Global ABL Facility due Sept 2026 10 Total Debt $ 303 Preferred Stock $ 355 3Q23 Investor Presentation 3Q23 Cash & Cash Equivalents $ 52 Availability - Global ABL Facility 696 $ 748 Liquidity increased more than $100 million from 3Q22 Growing liquidity expected in 2023 & 2024 as cash is generated Capacity under the ABL sufficient to repay the Term Loan B

Diversity & Inclusion 75% of Board leadership positions from Diversity Groups 44% of Board of Directors from Diversity Groups 24% Global directors & above positions are female 23% U.S. management & above positions are racially or ethnically diverse Social Responsibility Added a dedicated Supplier Diversity Program Manager Successful 2022 pilot of biodegradable shrink wrap for U.S. operations with roll-out in 2023 Recordable injuries down 29% since 2021 Safety stats better than peer group averages from U.S. Bureau of Labor Statistics (BLS) and the National Association of Wholesaler-Distributors (NAW) Environmental Enhanced Manufacturer Quality Assessment to include environmental sustainability Scope 1 & 2 emissions – 2022 marks 1st year with a full GHG baseline calculated pursuant to the GHG protocol Scope 2 emissions – 27% energy used was from renewable sources in 2022 All steel pipe, valves and flanges from recycled steel to varying degrees Governance 2022 disclosed alignment with Task Force on Climate-related Financial Disclosures (TCFD) Executive compensation tied to safety metric Board oversight of ESG ESG Developments Our 6th ESG report published July 2023 Established SVP-Sustainability position in 2022 to lead ESG strategy and execution Ecovadis 2022 Assessment: Scored a 57, placing 70th percentile & awarded a Bronze Ecovadis Medal – 6-time winner Sustainability Built into Organizational Values and Product Offerings 3Q23 Investor Presentation Note: Certain data based on 2023 ESG report for 2022 results where 2023 information is not yet available S&P’s 2022 ESG Assessment: Top 6th percentile of companies in the Trading Companies & Distributors sector, placing 11/185 6% To be updated

MRC Global A Compelling Investment Opportunity Solid balance sheet with flexibility for future growth and cash flow through cycle Improving financial performance, returns on invested capital and operating cash flow Sustainability principles embedded in organizational values and product offerings Leading global distributor of industrial products, services and supply solutions Diversified portfolio with long-term growth drivers in all end-market sectors

APPENDIX

Annual Financial Outlook 2023 Guidance – 3Q23 Update Revenue Profitability & Cash Flow Drivers 2023 annual – increase by low single-digit percentage vs. 2022 Adjusted Gross Profit % – full year average of 21% Adjusted EBITDA % – low 7% range By sector Gas Utilities – decrease by mid-single digit percentage vs. 2022 SG&A – mid 14% range DIET – increase by upper single-digit percentage vs. 2022 Tax rate – 28% - 29% annual PTI – increase by upper single-digit percentage vs. 2022 By segment Cash Flow U.S. – increase by low single-digit percentage vs. 2022 Capital expenditures – $13 - 16M Canada – decrease by upper single-digit percentage vs. 2022 Cash flow from operations – ~$110M International – increase by mid teens percentage vs. 2022 Sequential 4Q23 – seasonal decline of 5-10% vs. 3Q23 Note: See our Current Report on Form 8-K dated November 7, 2023, for a reconciliation of non-GAAP measures to their closest GAAP measures and for a discussion of forward-looking statements and the factors that might impact the various items in the 2023 Outlook.

Quarterly Financial Performance - GAAP ($ millions, except per share data) APPENDIX NET INCOME & % MARGIN DILUTED EPS SALES GROSS PROFIT & % MARGIN 2.2% 2.4% 3.8% 18.3% 20.1% 20.6% 18.1% 20.3% 2.7% 2.8% 3.9% 2.2% 3.5% APPENDIX 3Q23 Investor Presentation

Quarterly Financial Performance - Adjusted ($ millions, except per share data) See reconciliation of non-GAAP measures to GAAP measures in the appendix ADJUSTED EBITDA & % MARGIN1 ADJUSTED DILUTED EPS1 ADJUSTED GROSS PROFIT & % MARGIN1 20.5% 21.2% 21.2% 6.5% 7.6% 7.8% 21.9% 21.5% 21.3% 21.3% 21.3% 9.1% 7.2% 7.9% 7.8% 7.6% APPENDIX 3Q23 Investor Presentation

Annual Financial Performance ($ millions, except per share data) See reconciliation of non-GAAP measures to GAAP measures in the appendix Y-o-Y Growth (6%) 13% (24%) (33%) 20% 14% (12%) (30%) 4% 26% Y-o-Y Growth (17%) 10% (45%) (68%) 139% 56% (28%) (52%) 51% 79% 8.3% 7.4% 7.1% 5.2% 2.5% 4.9% 6.7% 5.5% 3.8% 5.5% 7.8% Y-o-Y Growth (5%) 11% (27%) (30%) 20% 20% (12%) (30%) 7% 33% 19.0% 19.3% 18.9% 18.0% 18.7% 18.7% 19.6% 19.6% 19.7% 20.1% 21.3% Y-o-Y Growth (22%) 13% (75%) NM NM NM (67%) NM NM NM ADJUSTED EBITDA & % MARGIN1 ADJUSTED DILUTED EPS1 SALES ADJUSTED GROSS PROFIT & % MARGIN1 APPENDIX 3Q23 Investor Presentation

Balance Sheet ($ millions) Net leverage multiples represent net debt / trailing twelve months adjusted EBITDA. Net debt is total debt less cash. Working capital defined as current assets (excluding cash) – current liabilities. Sales are on trailing twelve months basis. 2.6x 2.5x 3.4x 1.9x 4.0x 2.7x 2.3x 2.6x 2.7x 1.7x 1.2x Net Leverage1: TOTAL DEBT CASH FLOW FROM OPERATIONS CAPITAL STRUCTURE NET WORKING CAPITAL AS % OF SALES2 APPENDIX 3Q23 Investor Presentation September 30, 2023 Cash and Cash Equivalents $52 Total Debt (including current portion): Term Loan B due 2024 (net of discount & deferred financing costs) $ 293 Global ABL Facility due 2026 10 Total Debt $ 303 Preferred stock 355 Common stockholders’ equity 463 Total Capitalization $ 1,121 Liquidity $ 748

YEAR ENDED DECEMBER 31 YEAR ENDED DECEMBER 31 ($ millions) 2022 2021 2020 2019 2018 2017 2016 2015 2014 2013 2012 Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Sales $ 3,363 $2,666 $2,560 $3,662 $4,172 $3,646 $3,041 $4,529 $5,933 $5,231 $5,571 Gross profit 610 18.1% $ 417 15.6% $ 431 16.8% $ 653 17.8% $ 689 16.5% $ 582 16.0% $ 468 15.4% $ 786 17.4% $ 1,018 17.2% $ 955 18.3% $ 1,014 18.2% Depreciation and amortization 18 19 20 21 23 22 22 21 22 22 19 Amortization of intangibles 21 24 26 42 45 45 47 60 68 52 49 Increase (decrease) in LIFO reserve 66 77 (19) (2) 62 28 (14) (53) 12 (20) (24) Inventory charges and other - - 46 5 - 6 45 - - - - Adjusted Gross Profit $ 715 21.3% $ 537 20.1% $ 504 19.7% $ 719 19.6% $ 819 19.6% $ 683 18.7% $ 568 18.7% $ 814 18.0% $ 1,120 18.9% $ 1,009 19.3% $ 1,058 19.0% Note: Adjusted Gross Profit is a non-GAAP measure. For a discussion of the use of Adjusted Gross Profit, see our Current Report on Form 8-K dated November 7, 2023. Adjusted Gross Profit Reconciliation – Annual Periods APPENDIX 3Q23 Investor Presentation

YEAR ENDED DECEMBER 31 YEAR ENDED DECEMBER 31 YEAR ENDED DECEMBER 31 ($ millions) 2022 2021 2020 2019 2018 2017 Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Sales $ 3,363 $ 2,666 $2,560 $3,662 $4,172 $3,646 Net income (loss) $ 75 2.4% $ (14) (0.5)% $ (274) (10.7%) $ 39 1.1% $ 74 1.8% $ 50 1.4% Income tax expense (benefit) 35 - (9) 27 21 (43) Interest expense 24 23 28 40 38 31 Depreciation and amortization 18 19 20 21 23 22 Amortization of intangibles 21 24 26 42 45 45 Increase (decrease) in LIFO reserve 66 77 (19) (2) 62 28 Equity-based compensation expense 13 12 12 16 14 16 Foreign currency losses (gains) 8 2 2 (1) (1) (2) Employee separation - 1 - - - - Inventory-related charges - - 46 5 - 6 Facility closures - 1 17 - - - Goodwill & intangible asset impairment - - 242 - - - Severance & restructuring charges 1 1 14 9 4 14 Gain on sale of leaseback - - (5) - - - Recovery of supplier bad debt & Supplier bad debt - - (2) 5 - - Gain on early extinguishment of debt - - (1) - - - Write off of debt issuance costs - - - - 1 8 Litigation matter - - - - - 3 Change in fair value of derivative instruments - - - - (1) 1 Adjusted EBITDA $ 261 7.8% $ 146 5.5% $ 97 3.8% $ 201 5.5% $ 280 6.7% $ 179 4.9% Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated November 7, 2023. Adjusted EBITDA Reconciliation – Annual Periods APPENDIX 3Q23 Investor Presentation

YEAR ENDED DECEMBER 31 YEAR ENDED DECEMBER 31 ($ millions) 2016 2015 2014 2013 2012 Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Sales $3,041 $4,529 $5,933 $5,231 $5,571 Net (loss) income $ (83) (2.7%) $ (331) (7.3%) $ 144 2.4% $ 152 2.9% $ 118 2.1% Income tax (benefit) expense (8) (11) 82 85 64 Interest expense 35 48 62 61 113 Depreciation and amortization 22 21 22 22 19 Amortization of intangibles 47 60 68 52 49 (Decrease) increase in LIFO reserve (14) (53) 12 (20) (24) Equity-based compensation expense 12 10 9 15 8 Foreign currency losses (gains) 4 3 3 13 (1) Goodwill & intangible asset impairment - 462 - - - Inventory-related charges 40 - - - - Severance & restructuring charges 20 14 8 1 - Loss on early extinguishment of debt - - - - 114 Write off of debt issuance costs 1 3 - - - Litigation matter - 3 - - - Change in fair value of derivative instruments (1) 1 1 (5) (2) Loss on disposition of non-core product line - 5 10 - - Insurance charge - - - 2 - Cancellation of executive employment agreement (cash portion) - - 3 - - Expenses associated with refinancing - - - 5 2 Pension settlement - - - - 4 Other expense (income) - - - 3 (1) Adjusted EBITDA $ 75 2.5% $ 235 5.2% $ 424 7.1% $ 386 7.4% $ 463 8.3% Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated November 7, 2023. Adjusted EBITDA Reconciliation – Annual Periods APPENDIX 3Q23 Investor Presentation

YEAR ENDED DECEMBER 31 YEAR ENDED DECEMBER 31 YEAR ENDED DECEMBER 31 ($ millions) 2022 2021 2020 2019 2018 2017 Amount Per Share Amount Per Share Amount Per Share Amount Per Share Amount Per Share Amount Per Share Net income (loss) attributable to common stockholders $ 51 $ 0.60 $ (38) $ (0.46) $ (298) $ (3.63) $ 15 $ 0.18 $ 50 $ 0.54 $ 26 $ 0.27 Goodwill and intangible asset impairment, net of tax - - - - 234 2.85 - - - - - - Inventory-related charges, net of tax - - - - 38 0.46 5 0.06 - - 6 0.06 Severance and restructuring, net of tax - - 1 0.01 12 0.15 7 0.08 3 0.03 14 0.15 Recovery of supplier bad debt and supplier bad debt, net of tax - - - - (2) (0.02) 5 0.06 - - - - Increase (decrease) in LIFO reserve, net of tax 50 0.59 58 0.71 (15) (0.18) (2) (0.02) 48 0.52 18 0.19 Facility closures, net of tax - - 1 0.01 15 0.18 - - - - - - Gain on sale leaseback, net of tax - - - - (4) (0.05) - - - - - - Litigation matter, net of tax - - - - - - - - - - 2 0.02 Write-off of debt issuance costs, net of tax - - - - - - - - 1 0.01 5 0.05 Income tax adjustment - - - - - - - - - - (50) (0.52) Adjusted net income (loss) attributable to common stockholders $ 101 $ 1.19 $ 22 $ 0.27 $ (20) $ (0.24) $ 30 $ 0.36 $ 102 $ 1.10 $ 21 $ 0.22 Note: Adjusted net income is a non-GAAP measure. For a discussion of the use of adjusted net income, see our Current Report on Form 8-K dated November 7, 2023. Adjusted Net Income (Loss) Reconciliation – Annual Periods APPENDIX 3Q23 Investor Presentation

YEAR ENDED DECEMBER 31 ($ millions) 2016 2015 2014 2013 2012 Amount Per Share Amount Per Share Amount Per Share Amount Per Share Amount Per Share Net (loss) income attributable to common stockholders $ (107) $ (1.10) $ (344) $ (3.38) $ 144 $ 1.40 $ 152 $ 1.48 $ 118 $ 1.22 Goodwill and intangible asset impairment, net of tax - - 402 3.94 - - - - - - Inventory-related charges, net of tax 33 0.34 - - - - - - - - Severance and restructuring, net of tax 17 0.17 11 0.11 6 0.06 - - - - (Decrease) increase in LIFO reserve, net of tax (9) (0.09) (33) (0.32) 8 0.08 (13) (0.13) (15) (0.15) Loss on early extinguishment of debt, net of tax - - - - - - - - 74 0.76 Litigation matter, net of tax - - 2 0.02 - - - - - - Write-off of debt issuance costs, net of tax 1 0.01 2 0.02 - - - - 1 0.01 Executive separation expense, net of tax - - - - - - 1 0.01 - - Loss on disposition of non-core product lines, net of tax - - 3 0.03 8 0.08 - - - - Insurance charge, net of tax - - - - - - 1 0.01 - - Expenses associated with refinancing, net of tax - - - - - - 3 0.03 - - Equity-based compensation acceleration, net of tax - - - - - - 3 0.03 - - Income tax adjustment - - - - - - 3 0.03 - - Cancellation of executive employment agreement, net of tax - - - - 3 0.03 - - - - Pension settlement, net of tax - - - - - - - - 3 0.03 Adjusted net (loss) income attributable to common stockholders $ (65) $ (0.67) $ 43 $ 0.42 $ 169 $ 1.65 $ 150 $ 1.46 $ 181 $ 1.87 Note: Adjusted net income is a non-GAAP measure. For a discussion of the use of adjusted net income, see our Current Report on Form 8-K dated November 7, 2023. Adjusted Net (Loss) Income Reconciliation – Annual Periods APPENDIX 3Q23 Investor Presentation

Note: Net debt and leverage ratio may be non-GAAP measures. For a discussion of the use of net debt, see our Current Report on Form 8-K dated November 7, 2023. Net Debt & Leverage Ratio Calculation – Annual Periods APPENDIX 3Q23 Investor Presentation December 31, ($ millions) 2022 2021 2020 2019 2018 2017 2016 2015 2014 2013 2012 Long-term debt, net $ 337 $ 295 $ 379 $ 547 $ 680 $ 522 $ 406 $ 511 $ 1,439 $ 970 $ 1,238 Plus: current portion of long-term debt 3 2 4 4 4 4 8 8 8 8 7 Long-term debt $ 340 297 $ 383 $ 551 $ 684 $ 526 $ 414 $ 519 $ 1,447 $ 978 $ 1,245 Less: cash 32 48 119 32 43 48 109 69 25 25 37 Net debt $ 308 $ 249 $ 264 $ 519 $ 641 $ 478 $ 305 $ 450 $ 1,422 $ 953 $ 1,208 Net debt $ 308 $ 249 $ 264 $ 519 $ 641 $ 478 $ 305 $ 450 $ 1,422 $ 953 $ 1,208 Trailing twelve months adjusted EBITDA 261 146 97 201 280 179 75 235 424 386 463 Leverage ratio 1.2 1.7 2.7 2.6 2.3 2.7 4.0 1.9 3.4 2.5 2.6

Note: Adjusted gross profit is a non-GAAP measure. For a discussion of the use of adjusted gross profit, see our Current Report on Form 8-K dated November 7, 2023. Adjusted Gross Profit Reconciliation APPENDIX 3Q23 Investor Presentation THREE MONTHS ENDED NINE MONTHS ENDED ($ millions) September 30, 2023 June 30, 2023 September 30, 2022 September 30, 2023 September 30, 2022 Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Sales $888 $ 871 $ 904 $2,644 $2,494 Gross profit $183 20.6% $ 175 20.1% $ 165 18.3% $537 20.3% $ 452 18.1% Depreciation and amortization 5 5 5 15 14 Amortization of intangibles 5 5 4 15 15 (Decrease) increase in LIFO reserve (4) 2 24 (3) 50 Adjusted Gross Profit $189 21.3% $ 187 21.5% $ 198 21.9% $564 21.3% $ 531 21.3%

APPENDIX Adjusted SG&A Reconciliation Note: Adjusted SG&A is a non-GAAP measure. For a discussion of the use of adjusted SG&A, see our Current Report on Form 8-K dated November 7, 2023. APPENDIX 3Q23 Investor Presentation THREE MONTHS ENDED THREE MONTHS ENDED ($ millions) September 30, 2023 June 30, 2023 September 30, 2022 Amount % of Sales Amount % of Sales Amount % of Sales Sales $888 $ 871 $ 904 SG&A $126 14.2% $ 130 14.9% $ 120 13.3 % Non-recurring IT related professional fees - (1) - Customer settlement (3) - - Adjusted SG&A $123 13.9% $ 129 14.8% $ 120 13.3%

Adjusted EBITDA Reconciliation APPENDIX 3Q23 Investor Presentation THREE MONTHS ENDED NINE MONTHS ENDED ($ millions) September 30, 2023 June 30, 2023 September 30, 2022 September 30, 2023 September 30, 2022 Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Sales $888 $ 871 $ 904 $2,644 $ 2,494 Net income $35 3.9% $ 24 2.8% $ 24 2.7% $93 3.5% $ 54 2.2% Income tax expense 14 10 10 37 23 Interest expense 9 10 6 26 17 Depreciation and amortization 5 5 5 15 14 Amortization of intangibles 5 5 4 15 15 Non-recurring IT related professional fees - 1 - 1 - (Decrease) Increase in LIFO reserve (4) 2 24 (3) 50 Equity-based compensation expense 3 4 3 10 9 Customer settlement 3 - - 3 - Asset disposal - 1 - 1 - Foreign currency losses - 1 6 4 13 Adjusted EBITDA $70 7.9% $ 63 7.2% $ 82 9.1% $ 202 7.6% $ 195 7.8% Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated November 7, 2023.

Adjusted Net Income Attributable to Common Stockholders Reconciliation APPENDIX 3Q23 Investor Presentation THREE MONTHS ENDED NINE MONTHS ENDED September 30, 2023 June 30, 2023 September 30, 2022 September 30, 2023 September 30, 2022 ($ millions) Amount Per Share (1) Amount Per Share Amount Per Share Amount Per Share (1) Amount Per Share Net income attributable to common stockholders $29 $ 0.33 $ 18 $ 0.21 $ 18 $ 0.21 $75 $ 0.88 $ 36 $ 0.42 (Decrease) Increase in LIFO reserve, net of tax (3) (0.03) 2 0.02 18 0.21 (2) (0.02) 38 0.45 Asset disposal, net of tax - - 1 0.01 - - 1 0.01 - - Non-recurring IT related professional fees, net of tax - - 1 0.01 - - 1 0.01 - - Customer settlement, net of tax 2 0.02 - - - - 2 0.02 - - Adjusted net income attributable to common stockholders $28 $ 0.32 $ 22 $ 0.25 $ 36 $ 0.42 $77 $ 0.90 $ 74 $ 0.87 Note: Adjusted net income is a non-GAAP measure. For a discussion of the use of adjusted net income, see our Current Report on Form 8-K dated November 7, 2023. (1) Earnings per share represents diluted earnings per share. For the three months ended September 30, 2023, the diluted earnings per common share calculation is calculated as net income of $35 million divided by 105.9 million shares. For the nine months ended September 30, 2023, the diluted earnings per common share calculation is calculated as net income of $93 million divided by 105.8 million shares.

Net Debt & Leverage Ratio Calculation APPENDIX 3Q23 Investor Presentation ($ millions) September 30, 2023 June 30, 2023 September 30, 2022 Long-term debt, net $ 300 $ 368 $ 338 Plus: current portion of long-term debt 3 3 3 Long-term debt $ 303 $ 371 $ 341 Less: cash 52 31 29 Net debt $ 251 $ 340 $ 312 Net debt $251 $ 340 $ 312 Trailing twelve months adjusted EBITDA 268 280 242 Leverage ratio 0.9x 1.2x 1.3x Note: Net debt and leverage ratio are non-GAAP measures. For a discussion of the use of net debt, see our Current Report on Form 8-K dated November 7, 2023.

Note: ROIC, including LIFO, was calculated from GAAP measures by dividing Invested Capital by NOPAT. ROIC, Adjusted for LIFO, was calculated from non-GAAP adjusted measures by dividing Invested Capital, net of LIFO, by NOPAT, net of LIFO. Utilizing ROIC calculated using the non-GAAP measures is not better than ROIC calculated using the GAAP measures. However, the company presents ROIC, Adjusted for LIFO, because the company believes it provides useful comparisons of the company’s ROIC to other distribution companies, including those companies with whom we compete in the distribution of pipe, valves and fittings, many of which do not utilize LIFO inventory costing methodology. The impact of the LIFO inventory costing methodology can cause results to vary substantially from company to company depending upon whether they elect to utilize LIFO and depending upon which method they may elect. The company believes that NOPAT and Invested Capital are the financial measures calculated and presented in accordance with U.S. GAAP that is most directly compared to NOPAT, net of LIFO, and Invested Capital, Net of LIFO, used in the calculation of ROIC, Adjusted for LIFO.   Return on Invested Capital (ROIC), Adjusted for LIFO APPENDIX 3Q23 Investor Presentation ($ millions) TTM 3Q 2023 2022 2021 Net Income (loss) $ 114 $ 75 $ (14) Interest expense, net of tax 25 18 17 Net Operating Profit After Tax (NOPAT) $ 139 $ 93 $ 3 LIFO expense, net of tax 10 50 58 NOPAT, net of LIFO $149 $ 143 $ 61 Long-term debt $ 303 $ 340 $ 297 Shareholders’ equity 463 386 323 Preferred stock 355 355 355 Operating lease liabilities (short and long-term) 222 218 210 Invested Capital $ 1,343 $ 1,299 $ 1,185 Average Invested Capital $ 1,307 $ 1,242 $ 1,249 Average Invested Capital, net of LIFO $ 1,341 $ 1,296 $ 1,270 ROIC, including LIFO 10.6% 7.5% 0.2% ROIC, Adjusted for LIFO 11.1% 11.0% 4.9%